                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) / /

                             ---------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

        A NATIONAL BANKING ASSOCIATION                          36-0899825
                                                             (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)
 ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     60670-0126
                                                                (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                             ---------------------

                              SUNTRUST BANKS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                   GEORGIA                                      58-1575035
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

          303 PEACHTREE STREET, N.E.
                 ATLANTA, GA                                      30308
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                DEBT SECURITIES
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.

     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             The trustee is authorized to exercise corporate trust powers.

ITEM 2.

     AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation exists with the trustee.

ITEM 16.

     LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4. A copy of the existing by-laws of the trustee.*

          5. Not Applicable.

          6. The consent of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8. Not Applicable.

          9. Not Applicable.

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 5th day of August, 1996.

                                          The First National Bank of Chicago,
                                            Trustee

                                          By     /s/  RICHARD D. MANELLA
                                            ------------------------------------
                                                     Richard D. Manella
                                                       Vice President

- ---------------
* Exhibit 1, 2, 3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 12 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 26 to the Registration Statement on Form S-3 of The CIT Group Holdings, Inc., filed with the Securities and Exchange Commission on February 16, 1993 (Registration No. 33-58418).

                                                                       EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(B) OF THE ACT
                                                                  August 5, 1996

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     In connection with the qualification of an indenture between SunTrust Banks, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          The First National Bank of Chicago

                                          By:    /s/  RICHARD D. MANELLA
                                            ------------------------------------
                                                     Richard D. Manella
                                                       Vice President

                                                                       EXHIBIT 7

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
Legal Title of Bank:   The First National Bank of Chicago     Call Date: 03/31/96 ST-BK: 17-1630 FFIEC 031
Address:               One First National Plaza, Suite 0460                                      Page RC-1
City, State Zip:       Chicago, IL 60670-0460
FDIC Certificate No.:  0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
  AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                         C400
                                                                                      ----------
                                                     DOLLAR AMOUNTS IN                 BIL MIL
                                                         THOUSANDS           RCFD        THOU      <-
                                                   ---------------------   ---------  ----------  -----
ASSETS
  1. Cash and balances due from depository
     institutions (from Schedule RC-A):
                                                                             0081      3,047,140  1.a.
     a. Noninterest-bearing balances and currency
     and coin(1)..................................
                                                                             0071      8,488,390  1.b.
     b. Interest-bearing balances(2)..............
  2. Securities
                                                                             1754              0  2.a.
     a. Held-to-maturity securities (from Schedule
     RC-B, column A)..............................
                                                                             1773        997,155  2.b.
     b. Available-for-sale securities (from
     Schedule RC-B, column D).....................
  3. Federal funds sold and securities purchased
     under agreements to resell in domestic
     offices of the bank and its Edge and
     Agreement subsidiaries, and in IBFs:
                                                                             0276      3,384,301  3.a.
     a. Federal Funds sold........................
                                                                             0277        685,531  3.b.
     b. Securities purchased under agreements to
        resell....................................
  4. Loans and lease financing receivables:
                                                   RCFD 2122  16,884,488                          4.a.
     a. Loans and leases, net of unearned income
     (from Schedule RC-C).........................
                                                   RCFD 3123     358,448                          4.b.
     b. LESS: Allowance for loan and lease
              losses..............................
                                                   RCFD 3128           0                          4.c.
     c. LESS: Allocated transfer risk reserve.....
                                                                             2125     16,526,040  4.d.
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b
       and 4.c)...................................
  5. Assets held in trading accounts..............                           3545     10,974,841  5.
  6. Premises and fixed assets (including                                    2145        592,581  6.
     capitalized leases)..........................
  7. Other real estate owned (from Schedule                                  2150          9,952  7.
     RC-M)........................................
  8. Investments in unconsolidated subsidiaries                              2130         42,098  8.
     and associated companies (from Schedule
     RC-M)........................................
  9. Customers' liability to this bank on                                    2155        564,435  9.
     acceptances outstanding......................
 10. Intangible assets (from Schedule RC-M).......                           2143         96,463  10.
 11. Other assets (from Schedule RC-F)............                           2160      1,703,124  11.
 12. Total assets (sum of items 1 through 11).....                           2170     47,112,051  12.

- ---------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

                                                                       EXHIBIT 7

Legal Title of Bank:   The First National Bank of Chicago    Call Date: 03/31/96 ST-BK: 17-1630 FFIEC 031
Address:               One First National Plaza, Suite 0460                                     Page RC-2
City, State Zip:       Chicago, IL 60670-0460
FDIC Certificate No.:  0/3/6/1/8

SCHEDULE RC--CONTINUED

                                                                                         C400
                                                                                      ----------
                                                     DOLLAR AMOUNTS IN                 BIL MIL
                                                         THOUSANDS           RCFD        THOU      <-
                                                   ---------------------   ---------  ----------  -----
LIABILITIES
 13. Deposits:
                                                                           RCON 2200  14,251,874  13.a.
     a. In domestic offices (sum of totals of
     columns A and C from Schedule RC-E, part
        1)........................................
                                                   RCON 6631   5,707,786                          13.a.(1)
     (1) Noninterest-bearing(1)...................
                                                   RCON 6636   8,544,088                          13.a.(2)
     (2) Interest-bearing.........................
                                                                           RCFN 2200  12,839,836  13.b.
     b. In foreign offices, Edge and Agreement
        subsidiaries, and IBFs (from Schedule
        RC-E, part II)............................
                                                   RCFN 6631     196,311                          13.b.(1)
     (1) Noninterest-bearing......................
                                                   RCFN 6636  12,643,525                          13.b.(2)
     (2) Interest-bearing.........................
 14. Federal funds purchased and securities sold
     under agreements to repurchase in domestic
     offices of the bank and of its Edge and
     Agreement subsidiaries, and in IBFs:
                                                                           RCFD 0278   2,692,008  14.a.
     a. Federal funds purchased...................
                                                                           RCFD 0279   1,165,032  14.b.
     b. Securities sold under agreements to
        repurchase................................
 15. a. Demand notes issued to the U.S.                                    RCON 2840      77,000  15.a.
        Treasury..................................
                                                                           RCFD 3548   7,103,300  15.b.
     b. Trading Liabilities.......................
 16. Other borrowed money:
                                                                           RCFD 2332   2,223,560  16.a.
     a. With original maturity of one year or
        less......................................
                                                                           RCFD 2333     144,665  16.b.
     b. With original maturity of more than one
        year......................................
 17. Mortgage indebtedness and obligations under                           RCFD 2910     283,041  17.
     capitalized leases...........................
 18. Bank's liability on acceptance executed and                           RCFD 2920     564,435  18.
     outstanding..................................
 19. Subordinated notes and debentures............                         RCFD 3200   1,275,000  19.
 20. Other liabilities (from Schedule RC-G).......                         RCFD 2930   1,411,087  20.
 21. Total liabilities (sum of items 13 through                            RCFD 2948  44,030,838  21.
     20)..........................................
 22. Limited-Life preferred stock and related                              RCFD 3282           0  22.
     surplus......................................
EQUITY CAPITAL
 23. Perpetual preferred stock and related                                 RCFD 3838           0  23.
     surplus......................................
 24. Common stock.................................                         RCFD 3230     200,858  24.
 25. Surplus (exclude all surplus related to                               RCFD 3839   2,320,326  25.
     preferred stock).............................
 26. a. Undivided profits and capital reserves....                         RCFD 3632     559,707  26.a.
                                                                           RCFD 8434         730  26.b.
     b. Net unrealized holding gains (losses) on
        available-for-sale securities.............
 27. Cumulative foreign currency translation                               RCFD 3284        (408) 27.
     adjustments..................................
 28. Total equity capital (sum of items 23                                 RCFD 3210   3,081,213  28.
     through 27)..................................
 29. Total liabilities, limited-life preferred                             RCFD 3300  47,112,051  29.
     stock, and equity capital (sum of items 21,
     22, and 28)..................................

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by
   independent external auditors as of any date during
   1995 ...............................................................   NUMBER

                                                             RCFD 6724  2

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
- ---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.